Related party transactions	12 Months Ended
Dec. 31, 2022
Related party transactions [abstract]
Related party transactions

26. Related party transactions

Balances and transactions between the Company and its subsidiaries, which are related parties of the Company, have been eliminated on consolidation and are not disclosed in this note. Details of transactions between the Company and other related parties are disclosed below and in other notes according to the nature of the transactions. These transactions have been recorded at the exchange amount, meaning the amount agreed to between the parties.

At December 31, 2022 and 2021, a former CEO had a balance of $197 and $283, respectively, owing to the Company under a tax equalization program. The amounts are required to be repaid to the Company following the receipt of a refund by the former employee from the taxation authority for each of the two years covered by the program. At December 31, 2022, the Company received the reimbursement of the first year. The remaining amount is expected to be received once the tax return of the second and final year of the program has been assessed by the appropriate government agencies.

All material transactions with SALP are disclosed in notes 15 and 16 where the particular transactions are disclosed, and otherwise in this note.

During the year ended December 31, 2022, the Company also recorded and paid legal expenses of $416 and $349 respectively ($326 and of $181 respectively in 2021), incurred by SALP that it is required to reimburse pursuant to the subscription agreement signed with SALP on April 14, 2019.